UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 26, 2015

SUTOR TECHNOLOGY GROUP LIMITED

(Exact name of registrant as specified in its charter)

Nevada	001-33959	87-0578370
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

No. 8, Huaye Road

Dongbang Industrial Park

Changshu, China 215534

 (Address of Principal Executive Offices)

(86) 512-52680988

Registrant’s Telephone Number, Including Area Code:

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03. Material Modifications to Rights of Security Holders.

The disclosure set forth under Items 5.03 and 8.01 below is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Sutor Technology Group Limited (the “Company”) has filed a Certificate of Change pursuant to Section 78.209 of the Nevada Revised Statutes (the “Certificate of Change”) with the Secretary of State of the State of Nevada to effect a one-for-five (1-for-5) reverse stock split (the “Reverse Split”) of the authorized and issued and outstanding shares of the common stock, par value $0.001 per share, of the Company (the “Common Stock”). Pursuant to the Certificate of Change, the Reverse Split became effective at 5:00 a.m. Pacific Daylight Time on June 26, 2015 (the “Effective Time”).

The Reverse Split was duly approved by the Board of Directors of the Company without shareholder approval, in accordance with the authority conferred by Section 78.207 of the Nevada Revised Statutes. At the Effective Time, the Company’s Articles of Incorporation was also amended and the authorized number of shares of the Company’s Common Stock was accordingly decreased from five hundred million (500,000,000) shares to one hundred million (100,000,000) shares.

Pursuant to the Certificate of Change, holders of the Company’s Common Stock will be deemed to hold one (1) post-split share of the Company’s Common Stock for every five (5) shares of the Company’s issued and outstanding Common Stock held immediately prior to the Effective Time. No fractional shares of the Company’s Common Stock will be issued in connection with the Reverse Split. Stockholders who are entitled to a fractional post-split share will receive in lieu thereof one (1) whole post-split share. Following the Reverse Split, each stockholder’s percentage ownership and proportional voting power in the Company will remain unchanged, with the exception of minor changes and adjustments resultling from rounding up of fractional shares.

Item 8.01. Other Events.

At the market opening on June 26, 2015, the Company’s Common Stock began trading on the NASDAQ Stock Market on a split-adjusted basis under a new CUSIP number 869362202. In addition, the Company’s Common Stock is trading under a new symbol “TOR.”

On June 26, 2015, the Company issued a press release announcing the Reverse Split and the change of trading symbol. A copy of the press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
3.1	Certificate of Change Pursuant to NRS 78.209 filed by the Company on June 11, 2015
99.1	Press release, dated June 26, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sutor Technology Group Limited

Date: June 26, 2015

/s/ Lifang Chen
Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
3.1	Certificate of Change Pursuant to NRS 78.209 filed by the Company on June 11, 2015
99.1	Press release, dated June 26, 2015